MONTHLY PAYMENT BUSINESS LOAN AGREEMENT                 BUSINESS &
                                                        PROFESSIONAL

Name and Address of Borrower
SMA VIDEO, INC.

100 AVENUE OF THE AMERICAS
NEW YORK CITY, NY 10013


In this Agreement, the words, You, Your and Yours mean the undersigned Borrower(s), jointly and severally if more than one. The words We, Us and Our mean Citibank, N.A.

Promise To Pay: For value received, you promise to pay us the principal sum of $250,000.00, together with interest at the rate of 9.75% per annum until paid in full, in 36 equal, consecutive monthly payments of principal and interest of $8,037.48 ------------ each, plus any additional charges provided for in this agreement, beginning. Until all amounts owed us under this agreement are paid in full, you agree to maintain a Citibank business checking account (#1863756), from which all payments required to be made by this agreement will be deducted.

Late Charges: If you do not pay your monthly payment of principal and interest within 15 days after the due date, you agree to pay, at the time of and in addition to the amount of the next regularly scheduled payment: (i) a late charge of the lesser of 5% of the principal and interest past due, or $25, if your original principal balance is $250,000 or less, or (ii) a late charge of 1% of the principal and interest past due, if your original principal balance is over $250,000.

Maximum Charges: We do not intend to charge, and you will not be required to pay, any interest or other fees or charges in excess of the maximum permitted by applicable law. Payments in excess of the maximum will be refunded to you or applied to unpaid principal.

Default: You will be in default if any of the following should occur:

 1. You fail to make the proper payment when due, or otherwise fail to comply with the terms of this agreement;

 2. Any other creditor tries by legal process to take money or other property of yours in our possession or under our control;

 3. There is any seizure of, or a receiver is appointed for, any of your property, or the property of any guarantor;

 4. Any proceeding under any bankruptcy or insolvency law is commenced by or against you or any guarantor;

 5.  Any financial statement you give us is false or misleading in any way;

 6. An individual borrower or any guarantor of this obligation shall either die or cease to be an officer, director or partner in your business;

 7. Your business is sold or there is a cessation of your day-to-day operations;

 8. You enter into any merger or consolidation, or sell or lease all or substantially all of your assets;

 9. There is a default in the terms or conditions of any other contract with us or our affiliates, or with any other financial institution;

10.  Any required life insurance is canceled without our consent;

11. You fail to maintain, with financially sound insurance companies, insurance of the kinds, covering the risks, and in the relative proportionate amounts, usually carried by businesses similar to yours;

12. You fail to pay any taxes, assessments or other governmental charges imposed on you or your property prior to the date on which penalties are attached thereto, unless and to the extent only that the same are contested by you in good faith and by appropriate proceedings;

13. In our sole good faith opinion, there is a material adverse change in your financial condition, your business operations or the financial condition of any guarantor; or

14. We, in good faith, believe that our security is impaired or our credit risk is increased.

Upon default, at our option, without further notice or demand, the entire unpaid balance of principal, interest and any other charges shall immediately become due and payable. After default, you agree to continue to pay interest and other applicable charges at the rate provided for herein, until the entire unpaid balance is paid in full.

Collection Costs: You agree to pay on demand all costs and expenses for collection of amounts due on your Account (by legal proceedings or otherwise), including without limitation attorneys fees and court costs.

Security: As security for your payment and performance under this agreement and any other obligations owed to us, you grant us a security interest in all of your now owned or later acquired personal property and fixtures, including without limitation all accounts, goods, inventory, equipment, chattel paper, securities (certificated or uncertificated), documents, instruments, and general intangibles, their proceeds and products, any money or deposit accounts with or held by us, and any certificates of deposit or other collateral pledged to us in a separate agreement (all called the "Collateral"). Collateral does not include assets in IRAs, Keogh Plans or other tax-qualified retirement plans. You will promptly notify us of any change concerning the Collateral's location, or any change in your name or place(s) of business, and will provide other information concerning the Collateral which we may request. You will not grant or allow to exist any other security interest in the Collateral without our prior written consent. You will maintain insurance on the Collateral in form and amount satisfactory to us. Upon our demand, you will deliver any Collateral to us, make a payment of any obligation and/or execute any documents or perform any acts we request to protect our security interest in the Collateral. After default, at our request, you will assemble the Collateral and make it available to us at a time and place designated by us which will be reasonably convenient to you and us. In the event of sale or other disposition of any Collateral, we may apply the proceeds of any such sale or disposition first to the payment of our costs in retaking, holding and preparing for sale the Collateral, including without limitation our reasonable attorneys' fees. You shall be liable for any deficiency after such sale, including without limitation a sale of accounts or chattel paper. You agree to sign at our request and you authorize us to file at your expense any financing statements to perfect the security interest granted above. It is understood that our security interest in the following described Collateral will be a first priority security interest regardless of the priority of our security interest in the other Collateral:

--------------------------------------------------------------------------------

You hereby authorize us to file at your expense any financing statements to perfect the security interest granted herein without your signature on such financing statements and hereby grant us a power of attorney to take any action or execute, file and deliver any document (including without limitation financing statements and amendments thereto) which we deem necessary to protect our security interest.

Credit Life Insurance Election Form                              Citibank, N.A.
--------------------------------------------------------------------------------
Not for consumer loans
After signing, Borrower should retain one copy
Credit life insurance provides additional protection for your loan in the event of death. If the Borrower is a corporation or partnership, the Proposed Insured Party must be a natural person who is a guarantor. If credit life insurance is required by Citibank, N.A. for your loan, the Proposed Insured Party may assign an existing policy, or procure and assign a new policy to Citibank, N.A. or may elect credit life insurance below. The Proposed Insured Party must satisfactorily complete and sign the Group Credit Insurance Application and be under the age of 70. For Business Ready Credit and Business Checking Plus, insurance coverage will terminate when the Proposed Insured Party reaches the age of 70.
--------------------------------------------------------------------------------
Borrower            Name:    SMA VIDEO, INC.
                    Address: 100 AVENUE OF THE AMERICAS, NEW YORK CITY, NY 10013
--------------------------------------------------------------------------------
Proposed            Print name of Proposed Insured Party
Insured Party       ____________________________________
       (if Borrower is corporation, must be active officer; if partnership, must be active general partner) Relationship to Borrower:
           ( )Active Officer      ( )Partner       ( )Member/Manager
--------------------------------------------------------------------------------
                                           FIRST CITICORP LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                                       Home Office: One Court Square, 25th Floor
                                                      Long Island City, NY 11120


                       GROUP CREDIT INSURANCE APPLICATION
                                  Plan Desired
                  (X) Single Life - One Proposed Insured Party


                                                          Proposed Insured Party
                                                          ----------------------
                                                                 Yes     No

1)      Have you, during the past 12 months, been
        diagnosed or under the care of a doctor or
        other practitioner for any of the following:
        high blood pressure, diabetes, cancer or tumor,
        heart attack, seizures, or stroke;
        genitourinary, joint, muscle, or digestive
        system disorders; arthritis, back or neck
        impairments; Acquired Immunodeficiency Syndrome
        (AIDS) or AIDS Related Complex (ARC), and                ( )      ( )

2)      Have you, during the past 12 months, been
        confined in a hospital or other institution due
        to any condition of the following: brain,
        nervous system, liver, kidney and lungs?                 ( )      ( )

By signing below you state that: (1) Your Birth Date is correctly entered below.
(2) You understand insurance will not be provided if you are age 70 or over. (3) You agree to pay the costs of, and have applied for, the Credit Insurance marked above. (4) Your responses are complete and true to the best of your knowledge and belief.

If you have answered "YES" to either of the questions listed above, you CANNOT BE INSURED for Credit Insurance and this Form will not be considered further.

-------------     ---------------      --------------------------------------
    Date            Birth Date           Proposed Insured Party's Signature

PERSONAL INFORMATION NOTICE: Any information you give us about yourself will be treated as confidential. We will use that information solely to underwrite your insurance. We will not share it with anyone unless you first authorize it in writing.
40-5803(10-94)C
--------------------------------------------------------------------------------
Election If the Borrower is a partnership or corporation, the Proposed Insured Party is a guarantor and an active general partner or officer of the Borrower. The Proposed Insured Party has completed and signed the above Group Credit Insurance Application.
            CHOOSE: _____ The undersigned hereby elects credit life insurance.
                    _____ The undersigned does not elect credit life insurance.

            Cancellation of election: You may cancel within the next seven business days by notifying, in writing, Citicorp Data Systems, Inc. at 1680 State Hwy. 211, San Antonio, TX 78245.

                                        Proposed
            Date _______________     Insured Party _______________________
                                                         Signature

            (Also, if Borrower is corporation or partnership, sign below)

Borrower: SMA VIDEO, INC.               By: /s/ illegible
          -------------------------        --------------------------------
             (Print exact name)


Name:  /s/ David Satin                  Title: -----------------------------
                                               Executive Vice President/
                                                Secretary



                   (See reverse side) PBL 502 (L)*Rev. 9-91

                           GENERAL SECURITY AGREEMENT



Citibank, N.A.

666 FIFTH AVENUE

NEWYORK, NEW YORK 10103





GENTLEMEN:

        1. From time to time the undersigned expects to become or has become indebted or otherwise obligated or liable to you in connection with letter of credit or acceptance transactions, trust receipt transactions, or other loan or financial accommodations (such indebtedness, obligations and liabilities being hereinafter referred to as the "Obligation(s)"). In consideration of the Obligations, the undersigned agrees that, in order to provide you with security for payment and performance of all the Obligations, you shall have a security interest in all of the personal property and fixtures of the undersigned, now or hereafter existing or acquired, of any type or description, including but not limited to all of the inventory of the undersigned wherever located, whether raw, in process or finished; all materials or equipment usable in processing the same; all documents of title covering any inventory; all equipment, furniture, trade fixtures and furnishings employed in the operation of the undersigned's business; all of the undersigned's contract rights, accounts receivable, general intangibles, instruments, investment securities, chattel paper, notes, drafts, acceptances, and all bank balances of the undersigned with you or other claims of the undersigned against you and the proceeds and products of each of the foregoing in any form whatsoever (all of the foregoing being hereinafter referred to collectively as the "Collateral"). The undersigned agrees that should the aggregate market value of the Collateral at any time suffer any decline in value or should any property be deemed by you to be unsatisfactory or inadequate, or should such property fail to conform to legal requirements, the undersigned will upon request deliver to you additional Collateral or will make one or more payments on account of the Obligations to your satisfaction. To the extent that the aforesaid Collateral may consist of capital stock, it is further agreed that, in event of any new or additional certificate(s) of stock being issued (as stock dividends or otherwise) relative to any such capital stock, held at the time as Collateral hereunder, such certificate(s) shall be deemed an increment to the stock so held and under pledge to you and that therefore, such certificate(s) will-to the extent received by or placed under the control of the undersigned-be held or controlled in trust for you and will be promptly delivered to you (in form, for transfer) to be held hereunder if you so request.

        2. You shall have no duty of care with respect to the Collateral, except that you shall exercise reasonable care with respect to Collateral in your custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which you accord your own property, or if you take such action with respect to the Collateral as the undersigned shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by the undersigned shall be deemed a failure to exercise reasonable care, nor shall your failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in your custody.

        3. In addition to the rights and security interest elsewhere herein set forth, you may, at your option at any time(s) and with or without notice to the undersigned, appropriate and apply to the payment or reduction, either in whole or in part, of the amount owing on any one or more of the Obligations, whether or not then due, any and all moneys now or hereafter with you, on deposit or otherwise, to the credit of or belonging to the undersigned, it being understood and agreed that you shall not be obligated to assert or enforce any rights or security interest hereunder or to take any action in reference thereto, and that you may in your discretion at any time(s) relinquish your right as to particular Collateral hereunder without thereby affecting or invalidating your rights hereunder as to all or any other Collateral hereinbefore referred to.

        4. The undersigned further agrees and covenants, (a) that, if you so demand in writing at any time, all proceeds shall be delivered to you promptly upon their receipt in a form satisfactory to you; (b) that, if you so demand in writing at any time, all chattel paper, instruments, and documents shall be delivered to you at the time and place and in the manner in which specified by your demand; (c) to execute and deliver, upon request, any notice, statement, instrument, document, agreement or other papers and/or to perform any act requested by you which may be necessary to create, perfect, preserve, validate or otherwise protect any security interest granted pursuant hereto or to enable you to exercise and enforce your rights hereunder or with respect to such security interest; (d) that during the period that any Obligation is outstanding, the undersigned will not, without obtaining your prior written approval, create, incur, assume, or suffer to exist any security agreement subject to the Uniform Commercial Code or any similar law of any jurisdiction, except as herein provided, and the undersigned will not sign or file or authorize the signing or filing of a financing statement under the said Uniform Commercial Code of any jurisdiction with respect to the Collateral or any portion thereof, except as herein provided. The undersigned further agrees to provide you with such information as you may from time to time request with respect to the location of any of its places of business. In addition, you will be notified promptly in writing of any change in location of any office where records concerning any of the accounts that constitute a portion of the Collateral are maintained or of a change in location of the undersigned's principal place of business.

        5. In the event of the happening of any one or more of the following events of default, to wit: (a) the non-payment of any of the Obligations; (b) the failure of the undersigned forthwith, with or without notice, to furnish satisfactory additional collateral, or to make payments on account as may be agreed in any of the Obligations or herein; (c) the death, failure in business, dissolution or termination of existence of the undersigned, (d) any petition in bankruptcy being filed by or against the undersigned any endorser or guarantor of any obligation, or any proceedings in bankruptcy, or under any Acts of Congress relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the undersigned or any endorser or guarantor of any Obligation, either through reorganization, composition, extension or otherwise; (e) the making by the undersigned or any endorser or guarantor of any Obligation of an assignment for the benefit of creditors or for taking advantage by any of the same of any insolvency law; (f) any seizure, vesting or intervention by or under authority of a government, by which the management of the undersigned, and or any endorser or guarantor of an Obligation, is displaced or its authority in the conduct of its business is curtailed; (g) the appointment of any receiver of any property of the undersigned, or of any endorser or guarantor of any Obligation; (h) the attachment or distraint of any of the Collateral or of the same becoming subject at any time to any mandatory court order or other legal process (i) the failure of the undersigned to perform any of its duties as specified either in this agreement or in any other agreement(s) with respect to the Obligations: then or at any time after the happening of such event of default, or at any time thereafter, any or all of the Obligations then existing shall become immediately due and payable forthwith upon declarations to such effect delivered by you to the undersigned without any other presentment, demand, protest, or notice of any kind, without further demand or notice to the undersigned. Furthermore, upon the occurrence of any such event of default, your obligation(s) to make further loans or extensions of credit or other financial accommodations to the undersigned shall thereupon be terminated and you shall also have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State at that time. In addition thereto the undersigned further agrees that (i) in the event that notice is necessary under applicable law, written notice mailed to the undersigned at the address given below three (3) business days prior to the date of public sale of any of the Collateral subject to the security interest created herein or prior to the date after which private sale or any other disposition of said Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient;
(ii) in the event of sale or other disposition of any such Collateral, you may apply the proceeds of any such sale or disposition to the satisfaction of your reasonable attorneys' fees, legal expenses, and other costs and expenses incurred in connection with your

NOT TO BE USED FOR
CONSUMER TRANSACTIONS          CONTINUING GUARANTY


               Citibank, N.A.
               NEW YORK                                 Date June 4, 1997
                                                             ------------------


     I, for and in consideration of any existing
     indebtedness to you of       SMA Video, Inc.
                             --------------------------------
                                            (Name and Address)

100 Avenue of the Americas, New York, NY 10013
--------------------------------------------------------------------------------
(hereinafter called the "Borrower"), for the payment of which the undersigned is now obligated to you, either as guarantor or otherwise, and/or in order to induce you, in your discretion, at any time(s) hereafter, to make any loan(s) or advance(s) or to extend credit in any other manner to, or at the request or for the account of the Borrower, either with or without security, and/or to purchase or discount any notes, bills receivable, drafts, acceptances, checks or other instruments or evidences of indebtedness upon which the Borrower is or may become liable as maker, endorser, acceptor, or otherwise, (all liabilities and obligations of the Borrower to you, now or hereafter existing, being hereinafter referred to as "Obligations"), the undersigned does hereby GUARANTEE the punctual payment at maturity to you of each and all of the Obligations, together with interest thereon and any and all expenses which may be incurred by you in collecting all or any of the Obligations and/or in enforcing any rights hereunder; provided, however, that if and only if an amount of a designated currency is here specified
          ----------------------------------------------------------------------


--------------------------------------------------------------------------------
      (indicate Amount and Country of which that Amount is Lawful Currency)


      ***** U.S. Dollars Unlimited *****                 (U.S. $ Unlimited),

--------------------------------------------------------------------------------
then the liability of the undersigned hereunder shall not exceed at any one time with respect to the aggregate principal amount of Obligations, and irrespective of the currency(ies) in which the Obligations are payable, the amount of currency here specified.

        II. As implementing the foregoing, it is understood and agreed that (i) the undersigned guarantees that the Obligations will be paid to you strictly in accordance with the terms and provisions of any agreement(s), express or implied, which has (have) been or may hereafter be made or entered into by the Borrower in reference thereto, regardless of any law, regulation or decree, now or hereafter in effect, which might in any manner affect any of the terms or provisions of any such agreement(s) or your rights with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any of the Obligations, and
(ii) in each instance when the Borrower shall have agreed, relative to any one or more of the Obligations, to pay or provide your Head Office or any of your Branches or correspondents with any amount of money that is other than that which is locally in common circulation at the time as currency in the place where such agreement is made, and such amount is not actually paid or provided as and when agreed or within such time as you may deem reasonable, the undersigned will, upon request and as you may elect, either pay or provide the amount in the exact currency and place as agreed by the Borrower or pay or provide you in the City of New York with the equivalent of the amount in U.S. dollars at your then prevailing rate for sales of the kind of currency agreed to be paid or provided for transfer by cable to a place where it is current.

        III. As security for any and all liabilities of the undersigned to you, not existing or hereafter arising hereunder, or otherwise, you are hereby given the right to retain, and you are hereby given a lien upon and a security interest in any and all moneys or other property (i.e., goods and merchandise, as well as any and all documents relative thereto; also, funds, securities, choices in action and any and all other forms of property whether real, personal or mixed, and any right, title or interest of the undersigned therein or thereto), and/or the proceeds thereof, which have/has been, or may hereafter be, deposited or left with you (or with any third party acting on your behalf) by or for the account or credit of the undersigned, including (without limitation of the foregoing) that in safekeeping or in which the undersigned may have any interest. All remittances and property shall be deemed left with you as soon as put in transit to you by mail or carrier. In the event of the happening of any one or more of the following, any one of which shall constitute an event of default, to wit: (a) the non-payment of any of the Obligations; (b) the death, failure in business, dissolution or termination of existence of the Borrower or the undersigned; (c) any petition in bankruptcy being filed by or against the Borrower or the undersigned, or any proceedings in bankruptcy, or under any laws or regulations of any jurisdiction, relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the Borrower or the undersigned, either through reorganization, composition, extension or otherwise; (d) the making by the Borrower or the undersigned of any assignment for the benefit of creditors or the taking advantage by either of the same of any insolvency law; (e) the appointment of a receiver of any property of the Borrower or the undersigned; (f) any seizure, vesting or intervention by or under authority of a government, by which the management of either the Borrower or the undersigned is displaced or its authority in the conduct of its business is curtailed; (g) the attachment or distraint of any funds or other property of the Borrower or the undersigned which may be in, or come into, your possession or under your control, or that of any third party acting for you, or of the same becoming subject at any time to any mandatory order of court or other legal process--then, or at any time(s) after the happening of any such event of default, any or all of the Obligations shall, at your option, become (for the purposes of this guaranty) immediately due and payable by the undersigned, without demand or notice. Furthermore, upon the occurrence of any such event of default you shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State at that time, and in addition thereto, the undersigned, further agrees that (1) in the event that notice is necessary, written notice mailed to the undersigned at the address given below three business days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient, (2) in the event of sale or other disposition of such property, you may apply the proceeds of any such sale or disposition to the satisfaction of your reasonable attorneys' fees, legal expenses and other costs and expenses incurred in connection with your retaking, holding, preparing for sale, and selling of the property, and (3) without precluding any other methods of sale, the sale of property shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property, but in any event, you may sell at your option on such terms as you may choose without assuming any credit risk and without any obligation to advertise.

        IV. The undersigned hereby consents and agrees that you may at any time, or from time to time, in your discretion: (1) extend or change the time of payment, and/or the manner, place or terms of payment of all or any of the Obligations; (2) exchange, release, and/or surrender all or any of the collateral security, or any part(s), thereof, by whomsoever deposited, which is now or may hereafter be held by you in connection with all or any of the Obligations; (3) sell and/or purchase all or any such collateral at public or private sale, or at any broker's board, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale(s) may be applied by you upon all or any of the Obligation(s), and (4) settle or compromise with the Borrower, and/or any other person(s) liable thereon, any and all of the Obligations, and/or subordinate the payment of same, or any part(s) thereof, to the payment of any other debts or claims, which may at any time(s) be due or owing to you and/or any other person(s) or corporation(s); all in such manner and upon such terms as you may deem proper, and without notice to or further assent from the undersigned, it being hereby agreed that the undersigned shall be and remain bound upon this guaranty, irrespective of the existence, value or condition of any collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, sale, application, renewal or extension, and notwithstanding also that the Obligations may at time(s) exceed the aggregate principal sum hereinabove prescribed and regardless of the validity, regularity or enforceability of any of the Obligations or purported Obligations or existence of any other circumstance which might otherwise constitute a defense available to the Borrower or a discharge of the Borrower.

          Ratifying Resolution Authorizing Corp. Continuing Guarantee
                              CORPORATE RESOLUTION
                                       of



         I, the undersigned, Secretary of Fly Films, Inc.
                                          ----------------------------
                                          (Exact Name of Corporation)


a corporation duly organized and existing under the laws of   New York   and
                                                             -----------
                                                  (Name of State where Incorp.)

having its principal place of business in    New York, NY,   hereby CERTIFY that
                                          -------------------
                                        (Name of City or Town & State)

the following is a true copy of a certain resolution duly adopted by the Board of Directors of the said corporation in accordance with the By-Laws at, and recorded in the minutes of, a meeting of the said Board duly held
on  June 4           ,
   ------------------
    (Date of Meeting)

1997  , and not subsequently rescinded or modified:


"RESOLVED, that this Corporation guarantee the liabilities and obligations of

SMA Video, Inc.



to Citibank, N.A. up to the principal amount of: Unlimited U.S. Dollars plus interest, in the manner set forth in that Bank's form of Continuing Guaranty presented at this meeting, which is hereby approved, and that any one of the officers of this Corporation is authorized on behalf thereof to complete, execute and deliver the same to said Bank and to secure such guaranty by a mortgage or pledge of or the creation of any security interest in all or any part of the property of this Corporation or any interest therein wherever situated, with such changes in the guaranty and documents creating the Security interest as shall be acceptable to the officer, or person executing and delivering the same.



        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of this Corporation this 4th day of June, 1997.





                                               /s/ illegible
                                               ------------------------
                                                   Secretary



(Corporate Seal)

Banking Agreement                                       BUSINESS & PROFESSIONAL

Corporation - General Resolution

Exact Name of Corporation:                 Principal Place of Business:

    Fly Films, Inc.                        Number & Street   100 6th Ave.
                                           City              New York
                                           State, Zip Code   NY


Resolved:

     1. The Citibank, N.A. (hereinafter called the "Bank") -------------------- Should the Board of Directors desire that the authority conferred be restricted to one or more particular places of business of the Bank, please specify here.

        be and hereby is designated a depository of the funds of this Corporation, and be and hereby is designated a depository of the funds of this Corporation, and

        President, Treasurer/Secretary
        If officer(s), designate office(s) only, for example: President, Treasurer, etc.: if person(s) other than officer(s), insert name(s).

        Singly
        If two or more are designated, indicate whether they are to sign singly, any two, jointly or otherwise.

        is/are hereby authorized (i) to sign, for and on behalf of this Corporation, any and all checks, drafts or other orders with respect to any funds at any time(s) to the credit of this Corporation with the Bank and/or against any account(s) of this Corporation maintained at any time(s) with the Bank, inclusive of any and all checks and orders accessing an overdraft line of credit and inclusive of any such checks, drafts or other orders in favor of any of the above-designated officer(s) and/or other person(s), and/or (ii) to make withdrawals at any time(s) of any such funds or from any such account(s) by any other means authorized by the Bank, including (without limitation) a debit card, a credit card, a terminal or other device or facility providing access to any such funds or account(s), and that the Bank be and hereby is authorized (a) to pay such checks, drafts or orders, and/or to honor such withdrawals, by debiting any account(s) of this Corporation then maintained with it; (b) to receive for deposit to the credit of this Corporation, and/or for collection for the account of this Corporation, any and all checks, drafts, notes or other instruments for the payment of money, whether or not endorsed by this Corporation, which may be submitted to it for such deposit and/or collection, it being understood that each such item shall be deemed to have been unqualifiedly endorsed by this Corporation; and (c) to receive, as the act of this Corporation, any and all stop-payment instructions (inclusive of any relative agreement) with respect to any such checks, drafts or other orders as aforesaid and reconcilement(s) of account when signed by any one or more of the officer(s) and/or other person(s) as hereinbefore designated.

     2. That    President, Treasurer/Secretary
        If officer(s), designate office(s) only, for example: President, Treasurer, etc.: if person(s) other than officer(s), insert name(s).

                Singly
        If two or more are designated, indicate whether they are to sign singly, any two, jointly or otherwise.

        is/are hereby authorized, for and on behalf of this Corporation, to transact any and all other business with or through the Bank which at any time(s) may be deemed by the said officer(s) and/or other person(s) transacting the same to be advisable, including, without limiting the generality of the foregoing, authority to: (a) discount and/or negotiate notes, drafts and other commercial paper, (b) apply for letters or other forms of credit; (c) borrow money, with or without security; (d) assign, transfer, pledge or otherwise hypothecate any property of the Corporation; (e) purchase, exchange, sell, or otherwise deal in or with any stocks, bonds and other securities; (f) execute and deliver agreements for automated and computer services; (g) execute and deliver electronic account access agreements, which may establish special authorizations and limitations, pertaining to the accounts to be accessed pursuant thereto, different from the authorizations and limitations herein elsewhere contained, and to change such special authorizations and limitations from time to time; and (h) in reference to any of the business or transactions hereinbefore in this subdivision "2" referred to, make, enter into, execute and deliver to the Bank such negotiable or non-negotiable instruments, indemnity and other agreements, obligations, assignments, endorsements, hypothecations, pledges, receipts and/or other documents as may be deemed by the officer(s) and/or other person(s) so acting to be necessary or desirable.

     3. That any and all withdrawals of money and/or other transactions heretofore had in behalf of this Corporation with the Bank are hereby ratified, confirmed and approved, and that the Bank (and any interested third party) may rely upon the authority conferred by this entire resolution unless, and except to the extent that, this resolution shall be revoked or modified by a subsequent resolution of this Board, and until a certified copy of such subsequent resolution has been received by the Bank and the Bank has had a reasonable opportunity to act thereon.

     4. That the Bank is further authorized to pay to the debit of any account(s) of this Corporation, any and all checks, drafts and other instruments for the payment of money drawn in the name of this Corporation bearing or purporting to bear the facsimile signature(s) of

        President, Treasurer/Secretary
        (If officer(s), designate office(s) only, for example: President, Treasurer, etc. if person(s) other than officer(s), insert name(s).)

        Singly
        (If two or more are designated, indicate whether they are to sign singly, any two, jointly or otherwise.)

        inclusive of any in favor of any person(s) whose facsimile signature(s) appear(s) thereon, if the facsimile signature(s) thereon, regardless of by whom or what means affixed, resemble(s) the specimen(s) thereof filed with the Bank.

     5. That this corporation has filed a Certificate of Assumed Name with the Secretary of State of New York in accordance with Section 130 of the General Business Law and has received permission to use an assumed name or trade style which is:

        ------------------------------------------------------------------------

I, the undersigned, Secretary of the above-named corporation, which is duly organized and existing under the Laws of New York, (Name of state where incorporated) and having its principal place of business at the above named address, hereby CERTIFY that the above is a true copy of a certain resolution duly adopted by the Board of Directors of the said corporation in accordance with the By-Laws at, and recorded in the minutes of, a meeting of the said Board duly held on 3/28, 1994, (Date of Meeting) and not subsequently rescinded or modified.

I FURTHER CERTIFY that the following now occupy(ies) the respective office(s) designated in the above-quoted resolution and that the same is (are) duly qualified as such officer(s) and that the specimen(s) of the facsimile signature(s) on the reverse side is (are) that (those) referred to in the above-quoted resolution:

Please Complete Reverse Side.

                                                                CITIBANK [LOGO]

                            CONSENT OF STOCKHOLDERS

                                       of

                           Fly Films, Inc.
                           ---------------------

         WE, the undersigned, Stockholders of the above Corporation, each holding the number of shares of its capital stock set forth after our respective names and together holding the entire number of shares outstanding of the capital stock of this Corporation entitled to vote thereon, do hereby consent in writing that this Corporation guarantee the liabilities and obligations of SMA Video, Inc.

100 Avenue of the Americas, New York, NY 10013          to Citibank, N.A.
--------------------------------------------------------

to the extent of Unlimited U.S. Dollars,
                           --------------------------------------------------
plus interest, in the manner set forth in the Agreement of Guaranty which we have examined and which Agreement is approved, and that any Officer of this Corporation is authorized and directed to execute in the name of and on behalf thereof the said Agreement of Guaranty and present the same to the Bank, and we further consent that the said Corporation, by any Officer thereof, be and he hereby is authorized on behalf thereof to secure such guaranty by a mortgage or pledge of or the creation of a security interest in all or any part of the property of this Corporation or any interest therein wherever situated.

               NAME OF STOCKHOLDERS            NO. OF SHARES HELD
               --------------------            ------------------


          Signature /s/ illegible                      50%
                   ----------------------         ------------


          Signature /s/ illegible                      50%
                   ----------------------         ------------


          Signature
                   ----------------------         ------------


          Signature
                   ----------------------         ------------

                           GENERAL SECURITY AGREEMENT



Citibank, N.A.

666 FIFTH AVENUE

NEWYORK, NEW YORK 10103



GENTLEMEN:

         1. From time to time the undersigned expects to become or has become indebted or otherwise obligated or liable to you in connection with letter of credit or acceptance transactions, trust receipt transactions, or other loan or financial accommodations (such indebtedness, obligations and liabilities being hereinafter referred to as the "Obligation(s)"). In consideration of the Obligations, the undersigned agrees that, in order to provide you with security for payment and performance of all the Obligations you shall have a security interest in all of the personal property and fixtures of the undersigned, now or hereafter existing or acquired, of any type or description, including but not limited to all of the inventory of the undersigned wherever located. whether raw, in process or finished; all materials or equipment usable in processing the same: all documents of title covering any inventory; all equipment, furniture, trade fixtures and furnishings employed in the operation of the undersigned's business; all of the undersigned's contract rights, accounts receivable, general intangibles, instruments, investment securities, chattel paper, notes, drafts, acceptances, and all bank balances of the undersigned with you or other claims of the undersigned against you and the proceeds and products of each of the foregoing in any form whatsoever (all of the foregoing being hereinafter referred to collectively as the "Collateral"). The undersigned agrees that should the aggregate market value of the Collateral at any time suffer any decline in value or should any property be deemed by you to be unsatisfactory or inadequate, or should such property fail to conform to legal requirements, the undersigned will upon request deliver to you additional Collateral or will make one or more payments on account of the Obligations to your satisfaction. To the extent that the aforesaid Collateral may consist of capital stock, it is further agreed that, in event of any new or additional certificate(s) of stock being issued (as stock dividends or otherwise) relative to any such capital stock, held at the time as Collateral hereunder, such certificate(s) shall be deemed an increment to the stock so held and under pledge to you and that therefore, such certificate(s) will-to the extent received by or placed under the control of the undersigned-be held or controlled in trust for you and will be promptly delivered to you (in form for transfer) to be held hereunder if you so request.

         2. You shall have no duty of care with respect to the Collateral, except that you shall exercise reasonable care with respect to Collateral in your custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which you accord your own property, or if you take such action with respect to the Collateral as the undersigned shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by the undersigned shall be deemed a failure to exercise reasonable care, nor shall your failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in your custody.

         3. In addition to the rights and security interest elsewhere herein set forth, you may, at your option at any time(s) and with or without notice to the undersigned, appropriate and apply to the payment or reduction, either in whole or in part, of the amount owing on any one or more of the Obligations, whether or not then due, any and all moneys now or hereafter with you, on deposit or otherwise, to the credit of or belonging to the undersigned, it being understood and agreed that you shall not be obligated to assert or enforce any rights or security interest hereunder or to take any action in reference thereto, and that you may in your discretion at any time(s) relinquish your right as to particular Collateral hereunder without thereby affecting or invalidating your rights hereunder as to all or any other Collateral hereinbefore referred to.

         4. The undersigned further agrees and covenants, (a) that, if you so demand in writing at any time, all proceeds shall be delivered to you promptly upon their receipt in a form satisfactory to you; (b) that, if you so demand in writing at any time, all chattel paper, instruments, and documents shall be delivered to you at the time and place and in the manner in which specified by your demand; (c) to execute and deliver, upon request, any notice, statement, instrument, document, agreement or other papers and/or to perform any act requested by you which may be necessary to create, perfect, preserve, validate or otherwise protect any security interest granted pursuant hereto or to enable you to exercise and enforce your rights hereunder or with respect to such security interest; (d) that during the period that any Obligation is outstanding, the undersigned will not, without obtaining your prior written approval, create, incur, assume, or suffer to exist any security agreement subject to the Uniform Commercial Code or any similar law of any jurisdiction, except as herein provided, and the undersigned will not sign or file or authorize the signing or filing of a financing statement under the said Uniform Commercial Code of any jurisdiction with respect to the Collateral or any portion thereof, except as herein provided. The undersigned further agrees to provide you with such information as you may from time to time request with respect to the location of any of its places of business. In addition, you will be notified promptly in writing of any change in location of any office where records concerning any of the accounts that constitute a portion of the Collateral are maintained or of a change in location of the undersigned's principal place of business.

         5. In the event of the happening of any one or more of the following events of default, to wit: (a) the non-payment of any of the Obligations; (b) the failure of the undersigned forthwith, with or without notice, to furnish satisfactory additional collateral, or to make payments on account as may be agreed in any of the Obligations or herein; (c) the death, failure in business, dissolution or termination of existence of the undersigned, (d) any petition in bankruptcy being filed by or against the undersigned or any endorser or guarantor of any obligation, or any proceedings in bankruptcy, or under any Acts of Congress relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the undersigned or any endorser or guarantor of any Obligation, either through reorganization, composition, extension or otherwise; (e) the making by the undersigned or any endorser or guarantor of any Obligation of an assignment for the benefit of creditors or for taking advantage by any of the same of any insolvency law; (f) any seizure, vesting or intervention by or under authority of a government, by which the management of the undersigned, and or any endorser or guarantor of an Obligation, is displaced or its authority in the conduct of its business is curtailed; (g) the appointment of any receiver of any property of the undersigned or of any endorser or guarantor of any Obligation; (h) the attachment or distraint of any of the Collateral or of the same becoming subject at any time to any mandatory court order or other legal process (i) the failure of the undersigned to perform any of its duties as specified either in this agreement or in any other agreement(s) with respect to the Obligations: then or at any time after the happening of such event of default, or at any time thereafter, any or all of the Obligations then existing shall become immediately due and payable forthwith upon declarations to such effect delivered by you to the undersigned without any other presentment, demand, protest, or notice of any kind, without further demand or notice to the undersigned. Furthermore, upon the occurrence of any such event of default, your obligation(s) to make further loans or extensions of credit or other financial accommodations to the undersigned shall thereupon be terminated and you shall also have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State at that time. In addition thereto the undersigned further agrees that (i) in the event that notice is necessary under applicable law, written notice mailed to the undersigned at the address given below three (3) business days prior to the date of public sale of any of the Collateral subject to the security interest created herein or prior to the date after which private sale or any other disposition of said Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient;
(ii) in the event of sale or other disposition of any such Collateral, you may apply the proceeds of any such sale or disposition to the satisfaction of your reasonable attorneys' fees, legal expenses, and other costs and expenses incurred in connection with your

NOT TO BE USED FOR

CONSUMER TRANSACTIONS         CONTINUING GUARANTY

               Citibank, N.A.
                  NEW YORK

                                                             Date   June 4, 1997


         I, for and in consideration of any existing indebtedness to you of
SMA Video, Inc.
--------------------------------------------------------------------------------
                               (Name and Address)

100 Avenue of the Americas, New York, NY 10013
--------------------------------------------------------------------------------
(hereinafter called the "Borrower"), for the payment of which the undersigned is now obligated to you, either as guarantor or otherwise, and/or in order to induce you, in your discretion, at any time(s) hereafter, to make any loan(s) or advance(s) or to extend credit in any other manner to, or at the request or for the account of the Borrower, either with or without security, and/or to purchase or discount any notes, bills receivable, drafts, acceptances, checks or other instruments or evidences of indebtedness upon which the Borrower is or may become liable as maker, endorser, acceptor, or otherwise, (all liabilities and obligations of the Borrower to you, now or hereafter existing, being hereinafter referred to as "Obligations"), the undersigned does hereby GUARANTEE the punctual payment at maturity to you of each and all of the Obligations, together with interest thereon and any and all expenses which may be incurred by you in collecting all or any of the Obligations and/or in enforcing any rights hereunder; provided, however, that if and only if an amount of a designated currency is here specified
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
     (indicate Amount and Country of which that Amount is Lawful Currency)

***** U.S. Dollars Unlimited *****
                                                  (U.S. $ Unlimited           ),
------------------------------------------------------------------------------
then the liability of the undersigned hereunder shall not exceed at any one time with respect to the aggregate principal amount of Obligations, and irrespective of the currency(ies) in which the Obligations are payable, the amount of currency here specified.

         II. As implementing the foregoing, it is understood and agreed that (i) the undersigned guarantees that the Obligations will be paid to you strictly in accordance with the terms and provisions of any agreement(s), express or implied, which has (have) been or may hereafter be made or entered into by the Borrower in reference thereto, regardless of any law, regulation or decree, now or hereafter in effect, which might in any manner affect any of the terms or provisions of any such agreement(s) or your rights with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any of the Obligations, and
(ii) in each instance when the Borrower shall have agreed, relative to any one or more of the Obligations, to pay or provide your Head Office or any of your Branches or correspondents with any amount of money that is other than that which is locally in common circulation at the time as currency in the place where such agreement is made, and such amount is not actually paid or provided as and when agreed or within such time as you may deem reasonable, the undersigned will, upon request and as you may elect, either pay or provide the amount in the exact currency and place as agreed by the Borrower or pay or provide you in the City of New York with the equivalent of the amount in U.S. dollars at your then prevailing rate for sales of the kind of currency agreed to be paid or provided for transfer by cable to a place where it is current.

         III. As security for any and all liabilities of the undersigned to you, not existing or hereafter arising hereunder, or otherwise, you are hereby given the right to retain, and you are hereby given a lien upon and a security interest in any and all moneys or other property (i.e., goods and merchandise, as well as any and all documents relative thereto; also, funds, securities, choices in action and any and all other forms of property whether real, personal or mixed, and any right, title or interest of the undersigned therein or thereto), and/or the proceeds thereof, which have/has been, or may hereafter be, deposited or left with you (or with any third party acting on your behalf) by or for the account or credit of the undersigned, including (without limitation of the foregoing) that in safekeeping or in which the undersigned may have any interest. All remittances and property shall be deemed left with you as soon as put in transit to you by mail or carrier. In the event of the happening of any one or more of the following, any one of which shall constitute an event of default, to wit: (a) the non-payment of any of the Obligations; (b) the death, failure in business, dissolution or termination of existence of the Borrower or the undersigned; (c) any petition in bankruptcy being filed by or against the Borrower or the undersigned, or any proceedings in bankruptcy, or under any laws or regulations of any jurisdiction, relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the Borrower or the undersigned, either through reorganization, composition, extension or otherwise; (d) the making by the Borrower or the undersigned of any assignment for the benefit of creditors or the taking advantage by either of the same of any insolvency law; (e) the appointment of a receiver of any property of the Borrower or the undersigned; (f) any seizure, vesting or intervention by or under authority of a government, by which the management of either the Borrower or the undersigned is displaced or its authority in the conduct of its business is curtailed; (g) the attachment or distraint of any funds or other property of the Borrower or the undersigned which may be in, or come into, your possession or under your control, or that of any third party acting for you, or of the same becoming subject at any time to any mandatory order of court or other legal process then, or at any time(s) after the happening of any such event of default, any or all of the Obligations shall, at your option, become (for the purposes of this guaranty) immediately due and payable by the undersigned, without demand or notice. Furthermore, upon the occurrence of any such event of default you shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State at that time, and in addition thereto, the undersigned, further agrees that (1) in the event that notice is necessary, written notice mailed to the undersigned at the address given below three business days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient, (2) in the event of sale or other disposition of such property, you may apply the proceeds of any such sale or disposition to the satisfaction of your reasonable attorneys' fees, legal expenses and other costs and expenses incurred in connection with your retaking, holding, preparing for sale, and selling of the property, and (3) without precluding any other methods of sale, the sale of property shall have been made in a commercially reasonable manner if conducted, in conformity with reasonable commercial practices of banks disposing of similar property, but in any event, you may sell at your option on such terms as you may choose without assuming any credit risk and without any obligation to advertise.

         IV. The undersigned hereby consents and agrees that you may at any time, or from time to time, in your discretion: (1) extend or change the time of payment, and/or the manner, place or terms of payment of all or any of the Obligations; (2) exchange, release, and/or surrender all of any of the collateral security, or any part(s), thereof, by whomsoever deposited, which is now or may hereafter be held by you in connection with all or any of the Obligations; (3) sell and/or purchase all or any such collateral at public or private sale, or at any broker's board, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale(s) may be applied by you upon all or any of the Obligation(s), and (4) settle or compromise with the Borrower, and/or any other person(s) liable thereon, any and all of the Obligations, and/or subordinate the payment of same, or any part(s) thereof, to the payment of any other debts or claims, which may at any time(s) be due or owing to you and/or any other person(s) or corporation(s); all in such manner and upon such terms as you may deem proper, and without notice to or further assent from the undersigned, it being hereby agreed that the undersigned shall be and remain bound upon this guaranty, irrespective of the existence, value or condition of any collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, sale, application, renewal or extension, and notwithstanding also that the Obligations may at time(s) exceed the aggregate principal sum hereinabove prescribed and regardless of the validity, regularity or enforceability of any of the Obligations or purported Obligations or existence of any other circumstance which might otherwise constitute a defense available to the Borrower or a discharge of the Borrower.

          Ratifying Resolution Authorizing Corp. Continuing Guarantee
                              CORPORATE RESOLUTION
                                       of

I, the undersigned, Secretary of SMA Real Time, Inc.
                                 -------------------------------
                                     (Exact Name of Corporation)

a corporation duly organized and existing under the laws of New York         and
                                                            ----------------
                                                   (Name of State where Incorp.)

having its principal place of business in New York, NY, hereby CERTIFY that
                                          ------------
                                   (Name of City or Town & State)

the following is a true copy of a certain resolution duly adopted by the Board of Directors of the said corporation in accordance with the By-Laws at, and recorded

in the minutes of, a meeting of the said Board duly held on     June 4       ,
                                                            -----------------
                                                            (Date of Meeting)

1997      , and not subsequently rescinded or modified:


"RESOLVED, that this Corporation guarantee the liabilities and obligations of


SMA Video, Inc.


to Citibank, N.A. up to the principal amount of: Unlimited U.S. Dollars plus interest, in the manner set forth in that Bank's form of Continuing Guaranty presented at this meeting, which is hereby approved, and that any one of the officers of this Corporation is authorized on behalf thereof to complete, execute and deliver the same to said Bank and to secure such guaranty by a mortgage or pledge of or the creation of any security interest in all or any part of the property of this Corporation or any interest therein wherever situated, with such changes in the guaranty and documents creating the Security interest as shall be acceptable to the officer, or person executing and delivering the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of

this Corporation this  4th     day of  June   ,1997
                     ------          -------     --


                                                            Secretary
                                        ----------------------------------



(Corporate Seal)

Banking Agreement                                       BUSINESS & PROFESSIONAL

Corporation - General Resolution

Exact Name of Corporation:                 Principal Place of Business:

    SMA REAL TIME, INC.                    Number & Street   100 6th Ave.
                                           City              New York
                                           State, Zip Code   NY


Resolved:

     1. The Citibank, NA (hereinafter called the "Bank") ______________________ Should the board of Directors desire that the authority conferred be restricted to one or more particular places of business of the Bank, please specify here.

        be and hereby is designated a depository of the funds of this Corporation, and

        President, Treasurer/Secretary
        If officer(s), designate office(s) only, for example: President, Treasurer, etc. if person(s) other than officer(s), insert name(s).

        Singly
        If two or more are designated, indicate whether they are to sign singly, any two, jointly or otherwise.

        is/are hereby authorized (i) to sign, for and on behalf of this Corporation, any and all checks, draft or other orders with respect to any funds at any time(s) to the credit of this Corporation with the Bank and/or against any account(s) of this Corporation maintained at any time(s) with the Bank, inclusive of any and all checks and orders accessing an overdraft line of credit and inclusive of any such checks, drafts or other orders in favor of any of the above-designated officer(s) and/or other person(s), and/or (ii) to make withdrawals at any time(s) of any such funds or from any such account(s) by any other means authorized by the Bank, including (without limitation) a debit card, a credit card, a terminal or other device or facility providing access to any such funds or account(s), and that the Bank be and hereby is authorized (a) to pay such checks, drafts or orders, and/or to honor such withdrawals, by debiting any account(s) of this Corporation then maintained with it; (b) to receive for deposit to the credit of this Corporation, and/or for collection for the account of this Corporation, any and all checks, drafts, notes or other instruments for the payment of money, whether or not endorsed by this Corporation, which may be submitted to it for such deposit and/or collection, it being understood that each such item shall be deemed to have been unqualifiedly endorsed by this Corporation; and (c) to receive, as the act of this Corporation, any and all stop-payment instructions (inclusive of any relative agreement) with respect to any such checks, drafts or other orders as aforesaid and reconcilement(s) of account when signed by any one or more of the officer(s) and/or other person(s) as hereinbefore designated.

     2. That    President, Treasurer/Secretary
        If officer(s), designate office(s) only, for example: President, Treasurer, etc. if person(s) other than officer(s), insert name(s).

                Singly
        If two or more are designated, indicate whether they are to sign singly, any two, jointly or otherwise.

        is/are hereby authorized, for and on behalf of this Corporation, to transact any and all other business with or through the Bank which at time(s) may be deemed by the said officer(s) and/or other person(s) transacting the same to be advisable, including, without limiting the generality of the foregoing, authority to: (a) discount and/or negotiate notes, drafts and other commercial paper, (b) apply for letters or other forms of credit; (c) borrow money, with or without security; (d) assign, transfer, pledge or otherwise hypothecate any property of the Corporation; (e) purchase, exchange, sell, or otherwise deal in or with any stocks, bonds and other securities; (f) execute and deliver agreements for authorized and computer services; (g) execute and deliver electronic account access agreements, which may establish special authorizations and limitations, pertaining to the accounts to be accessed pursuant thereto, different from the authorizations and limitations herein elsewhere contained, and to change such special authorizations and limitations from time to time; and (h) in reference to any of the business or transactions hereinbefore in this subdivision "2" referred to, make, enter into, execute and deliver to the Bank such negotiable or non-negotiable instruments, indemnity and other agreements, obligations, assignments, endorsements, hypothecations, pledges, receipts and/or other documents as may be deemed by the officer(s) and/or other person(s) so acting to be necessary or desirable.

     3. That any and all withdrawals of money and/or other transactions heretofore had in behalf of this Corporation with the Bank are hereby ratified, confirmed and approved, and that the Bank (and any interested third party) may rely upon the authority conferred by this entire resolution unless, and except to the extent that this resolution shall be revoked or modified by a subsequent resolution of this Board, and until a certified copy of such subsequent resolution has been received by the Bank and the Bank has had a reasonable opportunity to act thereon.

     4. That the Bank is further authorized to pay to the debit of any account(s) of this Corporation, any and all checks, drafts and other instruments for the payment of money drawn in the name of this Corporation bearing or purporting to bear the facsimile signature(s) of

        President, Treasurer/Secretary
        (If officer(s), designate office(s) only, for example: President, Treasurer, etc. if person(s) other than officer(s), insert name(s).)

        Singly
        (If two or more are designated, indicate whether they are to sign singly, any two, jointly or otherwise.)

        inclusive of any in few of any person(s) whose facsimile signature(s) appear(s) thereon, if the facsimile signature(s) thereon, regardless of by whom or what means affixed, resemble(s) the specimen(s) thereof filed with the Bank.

     5. That this corporation has filed a Certificate of Assumed Name with the Secretary of State of New York in accordance with Section 130 of the General Business Law and has received permission to use an assumed name or trade style which is:

        ------------------------------------------------------------------------

I, the undersigned, Secretary of the above-named corporation, which is duly organized and existing under the Laws of New York. (Name of state where incorporated) and having its principal piece of business at the above named address, hereby CERTIFY that the above is a true copy of a certain resolution duly adopted by the Board of Directors of the said corporation in accordance with the By-Laws at, and recorded in the minutes of a meeting of the said Board duly held on 3/28, 1994, and not subsequently rescinded or modified.

I FURTHER CERTIFY that the following now occupy(ies) the respective office(s) designated in the above-quoted resolution and that the same is (are) duty qualified a such officer(s) and that the specimen(s) of the facsimile signature(s) on the reverse side is (are) that (those) referred to in the above-quoted resolution:

Please Complete Reverse Side.

                                                                        CITIBANK

                           CONSENT OF STOCKHOLDERS

                                      of

                              SMA Real Time Inc.
                           -----------------------

WE, the undersigned, Stockholders of the above Corporation, each holding the number of shares of its capital stock set forth after our respective names and together holding the entire number of shares outstanding of the capital stock of this Corporation entitled to vote thereon, do hereby consent in writing that this Corporation guarantee the liabilities and obligations of SMA Video, Inc.

100 Avenue of the Americas, New York, NY 10013          to Citibank, NA.
--------------------------------------------------------

to the extent of Unlimited U.S. Dollars _______________________________________,
plus interest, in the manner set forth in the Agreement of Guaranty which we have examined and which Agreement is approved, and that any Officer of this Corporation is authorized and directed to execute in the name of and on behalf thereof the said Agreement of Guaranty and present the same to the Bank, and we further consent that the said Corporation, by any Officer thereof, be and he hereby is authorized on behalf thereof to secure such guaranty by a mortgage or pledge of or the creation of a security interest in all or any part of the property of this Corporation or any interest therein wherever situated.

               NAME OF STOCKHOLDERS            NO. OF SHARES HELD
               --------------------            ------------------


          Signature                                    50%
                   ----------------------         ------------


          Signature                                    50%
                   ----------------------         ------------


          Signature
                   ----------------------         ------------


          Signature
                   ----------------------         ------------

                           GENERAL SECURITY AGREEMENT



Citibank, N.A.

666 FIFTH AVENUE

NEWYORK, NEW YORK 10103



GENTLEMEN:

         1. From time to time the undersigned expects to become or has become indebted or otherwise obligated or liable to you in connection with letter of credit acceptance transactions, trust receipt transactions, or other loan or financial accommodations (such indebtedness, obligations and liabilities being hereinafter referred to as the "Obligation(s)"). In consideration of the Obligations, the undersigned agrees that, in order to provide you with security for payment and performance of all (the Obligations, you shall have a security interest in all of the personal property and fixtures of the undersigned, now or hereafter existing or acquired, of any type or description, including but not limited to all of the inventory of the undersigned wherever located, whether raw, in process or finished; all materials or equipment usable in processing the same; a documents of title covering any inventory; all equipment, furniture, trade fixtures and furnishings employed in the operation of the undersigned's business; all of the undersigned's contract rights, accounts receivable, general intangibles, instruments, investment securities, chattel paper, notes, drafts, acceptances, and all bank balances of the undersigned with you or other claims of the undersigned against you and the proceeds and products of each of the foregoing in any form whatsoever (all of the foregoing being hereinafter referred to collectively as the "Collateral"). The undersigned agrees that should the aggregate market value of the Collateral at any time suffer any decline in value or should any property be deemed by you to be unsatisfactory or inadequate, or should such property fail to conform to legal requirements, the undersigned will upon request deliver to you additional Collateral or will make one or more payments on account of the Obligations to your satisfaction. To the extent that the aforesaid Collateral may consist of capital stock, it is further agreed that, in event of any new or additional certificate(s) of stock being issued (as stock dividends or otherwise) relative to any such capital stock, held at the time as Collateral hereunder, such certificate(s) shall be deemed an increment to the stock so held and under pledge to you and that therefore, such certificate(s) will-to the extent received by or placed under the control of the undersigned-be held or controlled in trust for you and will be promptly delivered to you (in form, for transfer) to be held hereunder if you so request.

         2. You shall have no duty of care with respect to the Collateral, except that you shall exercise reasonable care with respect to Collateral in your custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which you accord your own property, or if you take such action with respect to the Collateral as the undersigned shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by the undersigned shall be deemed a failure to exercise reasonable care, nor shall your failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in your custody.

         3. In addition to the rights and security interest elsewhere herein set forth, you may, at your option at any time(s) and with or without notice to the undersigned, appropriate and apply to the payment or reduction, either in whole or in part, of the amount owing on any one or more of the Obligations, whether or not then due, any an all moneys now or hereafter with you, on deposit or otherwise, to the credit of or belonging to the undersigned, it being understood and agreed that you shall not be obligated to assert or enforce any rights or security interest hereunder or to take any action in reference thereto, and that you may in your discretion at any time(s) relinquish your right as to particular Collateral hereunder without thereby affecting or invalidating your rights hereunder as to all or any other Collateral hereinbefore referred to.

         4. The undersigned further agrees and covenants, (a) that, if you so demand in writing at any time, all proceeds shall be delivered to you promptly upon their receipt in a form satisfactory to you; (b) that, if you so demand in writing at any time, all chattel paper, instruments, and documents shall be delivered to you at the time and place and in the manner in which specified by your demand; (c) to execute and deliver, upon request, any notice, statement, instrument, document, agreement or other papers and/or to perform any act requested by you which may be necessary to create, perfect, preserve, validate or otherwise protect any security interest granted pursuant hereto or to enable you to exercise and enforce your rights hereunder or with respect to such security interest; (d) that during the period that any Obligation is outstanding, the undersigned with not, without obtaining your prior written approval, create, incur, assume, or suffer to exist any security agreement subject to the Uniform Commercial Code or any similar law of any jurisdiction, except as herein provided, and the undersigned will not sign or file or authorize the signing or filing of a financing statement under the said Uniform Commercial Code of any jurisdiction with respect to the Collateral or any portion thereof, except as herein provided. The undersigned further agrees to provide you with such information as you may from time to time request with respect to the location of any of its places of business. In addition, you will be notified promptly in writing of any change in location of any office where records concerning any of the accounts that constitute a portion of the Collateral are maintained or of a change in location of the undersigned' principal place of business.

         5. In the event of the happening of any one or more of the following events of default, to wit: (a) the non-payment of any of the Obligations; (b) the failure of the undersigned forthwith, with or without notice, to furnish satisfactory additional collateral, or to make payments on account as may be agreed in any of the Obligations or herein; (c) the death, failure in business, dissolution or termination of existence of the undersigned, (d) any petition in bankruptcy being filed by or against the undersigned any endorser or guarantor of any obligation, or any proceedings in bankruptcy, or under any Acts of Congress relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the undersigned or any endorser or guarantor of any Obligation, either through reorganization, composition, extension or otherwise (e) the making by the undersigned or any endorser or guarantor of any Obligation of an assignment for the benefit of creditors or for taking advantage by any of the same as any insolvency law; (f) any seizure, vesting or intervention by or under authority of a government, by which the management of the undersigned, and or any endorser a guarantor of an Obligation, is displaced or its authority in the conduct of its business is curtailed; (g) the appointment of any receiver of any property of the undersigned, or of any endorser or guarantor of any Obligation; (h) the attachment or distraint of any of the Collateral or of the same becoming subject at any time to any mandatory court order or other legal process (i) the failure of the undersigned to perform any of its duties as specified either in this agreement or in any other agreement(s) with respect to the Obligations: then or at any time after the happening of such event of default, or at any time thereafter, any or all of the Obligations then existing shall become immediately due and payable forthwith upon declarations to such effect delivered by you to the undersigned without any other presentment, demand, protest, or notice of any kind, without further demand or notice to the undersigned. Furthermore, upon the occurrence of any such event of default, your obligation(s) to make further loans or extensions of credit or other financial accommodations to the undersigned shall thereupon be terminated and you shall also have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State at that time. In addition thereto the undersigned further agrees that (i) in the event that notice is necessary under applicable law, written notice mailed to the undersigned at the address given below three (3) business days prior to the date of public sale of any of the Collateral subject to the security interest created herein or prior to the date after which private sale or any other disposition of said Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient;
(ii) in the event of sale or other disposition of any such Collateral, you may apply the proceeds of any such sale or disposition to the satisfaction of your reasonable attorneys' fees, legal expenses, and other costs and expenses incurred in connection with your

NOT TO BE USED FOR

CONSUMER TRANSACTIONS         CONTINUING GUARANTY

               Citibank, N.A.
                  NEW YORK

                                                             Date   June 4, 1997


         I, for and in consideration of any existing indebtedness to you of
SMA Video, Inc.
--------------------------------------------------------------------------------
                               (Name and Address)

100 Avenue of the Americas, New York, NY 10013
--------------------------------------------------------------------------------
(hereinafter called the "Borrower"), for the payment of which the undersigned is now obligated to you, either as guarantor or otherwise, and/or in order to induce you, in your discretion, at any time(s) hereafter, to make any loan(s) or advance(s) or to extend credit in any other manner to, or at the request or for the account of the Borrower, either with or without security, and/or to purchase or discount any notes, bills receivable, drafts, acceptances, checks or other instruments or evidences of indebtedness upon which the Borrower is or may become liable as maker, endorser, acceptor, or otherwise, (all liabilities and obligations of the Borrower to you, now or hereafter existing, being hereinafter referred to as "Obligations"), the undersigned does hereby GUARANTEE the punctual payment at maturity to you of each and all of the Obligations, together with interest thereon and any and all expenses which may be incurred by you in collecting all or any of the Obligations and/or in enforcing any rights hereunder; provided, however, that if and only if an amount of a designated currency is here specified
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
     (indicate Amount and Country of which that Amount is Lawful Currency)

***** U.S. Dollars Unlimited *****
                                                  (U.S. $ Unlimited           ).
------------------------------------------------------------------------------
then the liability of the undersigned hereunder shall not exceed at any one time with respect to the aggregate principal amount of Obligations, and irrespective of the currency(ies) in which the Obligations are payable, the amount of currency here specified.

         II. As implementing the foregoing, it is understood and agreed that (i) the undersigned guarantees that the Obligations will be paid to you strictly in accordance with the terms and provisions of any agreement(s), express or implied, which has (have) been or may hereafter be made or entered into by the Borrower in reference thereto, regardless of any law, regulation or decree, now or hereafter in effect, which might in any manner affect any of the terms or provisions of any such agreement(s) or your rights with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any of the Obligations, and
(ii) in each instance when the Borrower shall have agreed, relative to any one or more of the Obligations, to pay or provide your Head Office or any of your Branches or correspondents with any amount of money that is other than that which is locally in common circulation at the time as currency in the place where such agreement is made, and such amount is not actually paid or provided as and when agreed or within such time as you may deem reasonable, the undersigned will, upon request and as you may elect, either pay or provide the amount in the exact currency and place as agreed by the Borrower or pay or provide you in the City of New York with the equivalent of the amount in U.S. dollars at your then prevailing rate for sales of the kind of currency agreed to be paid or provided for transfer by cable to a place where it is current.

         III. As security for any and all liabilities of the undersigned to you, not existing or hereafter arising hereunder, or otherwise, you are hereby given the right to retain, and you are hereby given a lien upon and a security interest in any and all moneys or other property (i.e., goods and merchandise, as well as any and all documents relative thereto; also, funds, securities, choices in action and any and all other forms of property whether real, personal or mixed, and any right, title or interest of the undersigned therein or thereto), and/or the proceeds thereof, which have/has been, or may hereafter be, deposited or left with you (or with any third party acting on your behalf) by or for the account or credit of the undersigned, including (without limitation of the foregoing) that in safekeeping or in which the undersigned may have any interest. All remittances and property shall be deemed left with you as soon as put in transit to you by mail or carrier. In the event of the happening of any one or more of the following, any one of which shall constitute an event of default, to wit: (a) the non-payment of any of the Obligations; (b) the death, failure in business, dissolution or termination of existence of the Borrower or the undersigned; (c) any petition in bankruptcy being filed by or against the Borrower or the undersigned, or any proceedings in bankruptcy, or under any laws or regulations of any jurisdiction, relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the Borrower or the undersigned, either through reorganization, composition, extension or otherwise; (d) the making by the Borrower or the undersigned of any assignment for the benefit of creditors or the taking advantage by either of the same of any insolvency law; (e) the appointment of a receiver of any property of the Borrower or the undersigned; (f) any seizure, vesting or intervention by or under authority of a government, by which the management of either the Borrower or the undersigned is displaced or its authority in the conduct of its business is curtailed; (g) the attachment or distraint of any funds or other property of the Borrower or the undersigned which may be in, or come into, your possession or under your control, or that of any third party acting for you, or of the same becoming subject at any time to any mandatory order of court or other legal process then, or at any time(s) after the happening of any such event of default, any or all of the Obligations shall, at your option, become (for the purposes of this guaranty) immediately due and payable by the undersigned, without demand or notice. Furthermore, upon the occurrence of any such event of default you shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State at that time, and in addition thereto, the undersigned, further agrees that (1) in the event that notice is necessary, written notice mailed to the undersigned at the address given below three business days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient, (2) in the event of sale or other disposition of such property, you may apply the proceeds of any such sale or disposition to the satisfaction of your reasonable attorneys' fees, legal expenses and other costs and expenses incurred in connection with your retaking, holding, preparing for sale, and selling of the property, and (3) without precluding any other methods of sale, the sale of property shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property, but in any event, you may sell at your option on such terms as you may choose without assuming any credit risk and without any obligation to advertise.

         IV. The undersigned hereby consents and agrees that you may at any time, or from time to time, in your discretion: (1) extend or change the time of payment, and/or the manner, place or terms of payment of all or any of the Obligations; (2) exchange, release, and/or surrender all or any of the collateral security, or any part(s), thereof, by whomsoever deposited, which is now or may hereafter be held by you in connection with all or any of the Obligations; (3) sell and/or purchase all or any such collateral at public or private sale, or at any broker's board, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale(s) may be applied by you upon all or any of the Obligation(s), and (4) settle or compromise with the Borrower, and/or any other person(s) liable thereon, any and all of the Obligations, and/or subordinate the payment of same, or any part(s) thereof, to the payment of any other debts or claims, which may at any time(s) be due or owing to you and/or any other person(s) or corporation(s); all in such manner and upon such terms as you may deem proper, and without notice to or further assent from the undersigned, it being hereby agreed that the undersigned shall be and remain bound upon this guaranty, irrespective of the existence, value or condition of any collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, sale, application, renewal or extension, and notwithstanding also that the Obligations may at time(s) exceed the aggregate principal sum hereinabove prescribed and regardless of the validity, regularity or enforceability of any of the Obligations or purported Obligations or existence of any other circumstance which might otherwise constitute a defense available to the Borrower or a discharge of the Borrower.

          Ratifying Resolution Authorizing Corp. Continuing Guarantee
                              CORPORATE RESOLUTION
                                       of

I, the undersigned, Secretary of SMA Visual Effects Corp.
                                 -------------------------------
                                     (Exact Name of Corporation)

a corporation duly organized and existing under the laws of New York         and
                                                            ----------------
                                                   (Name of State where Incorp.)

having its principal place of business in New York, NY, hereby CERTIFY that
                                          ------------
                                   (Name of City or Town & State)

the following is a true copy of a certain resolution duly adopted by the Board of Directors of the said corporation in accordance with the By-Laws at, and recorded

in the minutes of, a meeting of the said Board duly held on     June 4       ,
                                                            -----------------
                                                            (Date of Meeting)

1997      , and not subsequently rescinded or modified:


"RESOLVED, that this Corporation guarantee the liabilities and obligations of


SMA Video, Inc.


to Citibank, N.A. up to the principal amount of: Unlimited U.S. Dollars plus interest, in the manner set forth in that Bank's form of Continuing Guaranty presented at this meeting, which is hereby approved, and that any one of the officers of this Corporation is authorized on behalf thereof to complete, execute and deliver the same to said Bank and to secure such guaranty by a mortgage or pledge of or the creation of any security interest in all or any part of the property of this Corporation or any interest therein wherever situated, with such changes in the guaranty and documents creating the Security interest as shall be acceptable to the officer, or person executing and delivering the same.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of

this Corporation this  4th     day of  June   ,1997
                     ------          -------     --


                                                            Secretary
                                        ----------------------------------



(Corporate Seal)

Banking Agreement                                       BUSINESS & PROFESSIONAL

Corporation - General Resolution

Exact Name of Corporation:                 Principal Place of Business:

    SMA Visual Effects Corp.               Number & Street   100 6th Ave.
                                           City              New York
                                           State, Zip Code   NY


Resolved:

     1. The Citibank, N.A. (hereinafter called the "Bank") --------------------- Should the Board of Directors desire that the authority conferred be restricted to one or more particular places of business of the Bank, please specify here.

        be and hereby is designated a depository of the funds of this Corporation, and

        President, Treasurer/Secretary
        If officer(s), designate office(s) only, for example: President, Treasurer, etc: if person(s) other than officer(s), insert name(s).

        Singly
        If two or more are designated, indicate whether they are to sign singly, any two, jointly or otherwise.

        is/are hereby authorized (i) to sign, for and on behalf of this Corporation, any and all checks, drafts or other orders with respect to any funds at any time(s) to the credit of this Corporation with the Bank and/or against any account(s) of this Corporation maintained at any time(s) with the Bank, inclusive of any and all checks and orders accessing an overdraft line of credit and inclusive of any such checks, drafts or other orders in favor of any of the above-designated officer(s) and/or other person(s), and/or (ii) to make withdrawals at any time(s) of any such funds or from any such account(s) by any other means authorized by the Bank, including (without limitation) a debit card, a credit card, a terminal or other device or facility providing access to any such funds or account(s), and that the Bank be and hereby is authorized (a) to pay such checks, drafts or orders, and/or to honor such withdrawals, by debiting any account(s) of this Corporation then maintained with it; (b) to receive for deposit to the credit of this Corporation, and/or for collection for the account of this Corporation, any and all checks, drafts, notes or other instruments for the payment of money, whether or not endorsed by this Corporation, which may be submitted to it for such deposit and/or collection, it being understood that each such item shall be deemed to have been unqualifiedly endorsed by this Corporation; and (c) to receive, as the act of this Corporation, any and all stop-payment instructions (inclusive of any relative agreement) with respect to any such checks, drafts or other orders as aforesaid and reconcilement(s) of account when signed by any one or more of the officer(s) and/or other person(s) as hereinbefore designated.

     2. That    President, Treasurer/Secretary
        If officer(s), designate office(s) only, for example: President, Treasurer, etc.: if person(s) other than officer(s), insert name(s).

                Singly
        If two or more are designated, indicate whether they are to sign singly, any two, jointly or otherwise.

        is/are hereby authorized, for and on behalf of this Corporation, to transact any and all other business with or through the Bank which at time(s) may be deemed by the said officer(s) and/or other person(s) transacting the same to be advisable, including, without limiting the generality of the foregoing, authority to: (a) discount and/or negotiate notes, drafts and other commercial paper, (b) apply for letters or other forms of credit; (c) borrow money, with or without security; (d) assign, transfer, pledge or otherwise hypothecate any property of the Corporation; (e) purchase, exchange, sell, or otherwise deal in or with any stocks, bonds and other securities; (f) execute and deliver agreements for automated and computer services; (g) execute and deliver electronic account access agreements, which may establish special authorizations and limitations, pertaining to the accounts to be accessed pursuant thereto, different from the authorizations and limitations herein elsewhere contained, and to change such special authorizations and limitations from time to time; and (h) in reference to any of the business or transactions hereinbefore in this subdivision "2" referred to, make, enter into, execute and deliver to the Bank such negotiable or non-negotiable instruments, indemnity and other agreements, obligations, assignments, endorsements, hypothecations, pledges, receipts and/or other document as may be deemed by the officer(s) and/or other person(s) so acting to be necessary or desirable.

     3. That any and all withdrawals of money and/or other transactions heretofore had in behalf of this Corporation with the Bank are hereby ratified, confirmed and approved, and that the Bank (and any interested third party) may rely upon the authority conferred by this entire resolution unless, and except to the extent that, this resolution shall be revoked or modified by a subsequent resolution of this Board, and until a certified copy of such subsequent resolution has been received by the Bank and the Bank has had a reasonable opportunity to act thereon.

     4. That the Bank is further authorized to pay to the debit of any account(s) of this Corporation, any and all checks, drafts and other instruments for the payment of money drawn in the name of this Corporation bearing or purporting to bear the facsimile signature(s) of

        President, Treasurer/Secretary
        If officer(s), designate office(s) only, for example: President, Treasurer, etc. if person(s) other than officer(s), insert name(s).

        ---------------------------
        If two or more are designated, indicate whether they are to sign singly, any two, jointly or otherwise.

        inclusive of any in favor of any person(s) whose facsimile signature(s) appear(s) thereon, if the facsimile signature(s) thereon, regardless of by whom or what means affixed, resemble(s) the specimen(s) thereof filed with the Bank.

     5. That this corporation has filed a Certificate of Assumed Name with the Secretary of State of New York in accordance with Section 130 of the General Business Law and has received permission to use an assumed name or trade style which is:

        ------------------------------------------------------------------------

I, the undersigned, Secretary of the above-named corporation, which is duly organized and existing under the laws of New York. (Name of state where incorporated) and having its principal place of business at the above named address, hereby CERTIFY that the above is a true copy of a certain resolution duty adopted by the Board of Directors of the said corporation in accordance with the By-Laws at, and recorded in the minutes of, a meeting of the said Board duty held on 3/28, 1994, and not subsequently rescinded or modified.

I, FURTHER CERTIFY that the following now occupy(ies) the respective office(s) designated in the above-quoted resolution and that the same is (are) duly qualified as such officer(s) and that the specimen(s) of the facsimile signature(s) on the reverse side is (are) that (those) referred to in the above-quoted resolution:

Please Complete Reverse Side.

                                                                        CITIBANK

                            CONSENT OF STOCKHOLDERS

                                       of

                            SMA Visual Effects Corp.
                            -----------------------------

WE, the undersigned, Stockholders of the above Corporation, each holding the number of shares of its capital stock set forth after our respective names and together holding the entire number of shares outstanding of the capital stock of this Corporation entitled to vote thereon, do hereby consent in writing that this Corporation guarantee the liabilities and obligations of SMA Video, Inc.

100 Avenue of the Americas, New York, NY 10013          to Citibank, N.A.
--------------------------------------------------------

to the extent of Unlimited U.S. Dollars, plus interest, in the manner set forth in the Agreement of Guaranty which we have examined and which Agreement is approved, and that any Officer of this Corporation is authorized and directed to execute in the name of and on behalf thereof the said Agreement of Guaranty and present the same to the Bank, and we further consent that the said Corporation, by any Officer thereof, be and he hereby is authorized on behalf thereof to secure such guaranty by a mortgage or pledge of or the creation of a security interest in all or any part of the property of this Corporation or any interest therein wherever situated.

               NAME OF STOCKHOLDERS            NO. OF SHARES HELD
               --------------------            ------------------


          Signature                                    50%
                   ----------------------         ------------


          Signature                                    50%
                   ----------------------         ------------


          Signature
                   ----------------------         ------------


          Signature
                   ----------------------         ------------





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